Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the year ended June 28, 2014 (the “Report”), I, Kevin Moriarty, Chief Financial Officer of Avnet, Inc., (the “Company”) hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 8, 2014
/s/ KEVIN MORIARTY
Kevin Moriarty
Chief Financial Officer